SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2005

Alcan Inc.
(Exact name of Registrant as specified in its charter)

Canada
(State or other jurisdiction of incorporation)

1-3677	Inapplicable
Commission File Number	(I.R.S. Employer Identification No.)

1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2 (Address of principal executive offices, including postal code)

(514) 848-8000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Alcan Inc.'s ("Alcan") plan of arrangement involving the spin-off of Novelis Inc. ("Novelis") was made effective on January 6, 2005. Following the spin-off, Alcan and Novelis have entered into a separation agreement and several ancillary agreements for the purpose of accomplishing the transfer of Alcan's rolled products businesses to Novelis and the distribution of its shares to Alcan Common Shareholders. These agreements govern the relationship with Novelis following the separation and provide for the allocation of employee benefits, tax and some other liabilities and obligations attributable to periods prior to and, in some cases, after the separation. These agreements also include arrangements with respect to transitional services and commercial arrangements for the supply and sale of alumina, foil and primary aluminum after the separation.

Item 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

As of January 6, 2005, Mr. J. E. Newall resigned from the Alcan Board of Directors to become Chairman of the Board of Novelis.

In addition, Brian W. Sturgell, Martha Finn Brooks and Chris Bark-Jones, previously executive officers of Alcan, have terminated employment with Alcan to become executive officers of Novelis.

Item 5.03         AMENDMENTS TO ARTICLES OF INCORPORATION.

Following the spin-off, the certificate and articles of incorporation of Alcan were restated under section 180 of the Canada Business Corporations Act.

A copy of the restated certificate and articles of incorporation of Alcan is filed as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01         OTHER EVENTS.

On January 4, 2005, Alcan announced that its Board of Directors has given the final authorization for the spin-off of its rolled products businesses into an independent publicly-traded company named Novelis Inc. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

In addition, on each of May 5, 1987 and May 9, 1989, Alcan effected a three-for-two split of its common shares (the "Stock Splits"). Pursuant to Rule 416(b) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), the (i) Registration Statement on Form S-16 (File No. 2-72265) filed with the Securities and Exchange Commission (the "Commission") on April 30, 1981; (ii) Registration Statement on Form S-3 (File No. 2-78568) filed with the Commission on July 22, 1982; (iii) Registration Statement on Form S-8 (File No. 2-73874) filed with the Commission on September 21, 1981; and (iv) Registration Statement on Form S-8 (File No. 33-16041) filed with the Commission on July 24, 1987, are hereby deemed to be amended to increase the number of common shares of Alcan registered thereunder to reflect the effects of the Stock Splits.

Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

                                                (c)        Exhibits

3.1        Restated Certificate and Articles of Incorporation of Alcan Inc.

99.1      Press release of Alcan Inc., issued January 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ALCAN INC.

BY:	/s/ Roy Millington
Roy Millington
Corporate Secretary

Date: January 7, 2005